Exhibit 10.1

AMENDMENT NO. 9 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 9 TO CREDIT AGREEMENT (this “Amendment”) is entered into as of July 16, 2015, by and among the Lenders identified on the signature pages hereof (such Lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company, as administrative agent for the Lenders (in such capacity, “Agent”), REG SERVICES GROUP, LLC, an Iowa limited liability company (“REG Services”), and REG MARKETING & LOGISTICS GROUP, LLC, an Iowa limited liability company (“REG Marketing”; together REG Services and REG Marketing are each referred to herein as a “Borrower”, and jointly and severally as the “Borrowers”).

WHEREAS, Borrowers, Agent, and Lenders are parties to that certain Credit Agreement dated as of December 23, 2011, as amended by that certain Amendment No. 1 to Credit Agreement dated as of January 31, 2012, that certain Amendment No. 2 to Credit Agreement dated as of February 29, 2012, that certain Waiver and Amendment No. 3 to Credit Agreement dated as of May 1, 2012, that certain Amendment No. 4 to Credit Agreement dated as of January 9, 2013, that certain Amendment No. 5 to Credit Agreement dated as of August 9, 2013, that certain Amendment No. 6 to Credit Agreement dated as of December 23, 2013, that certain Amendment No. 7 to Credit Agreement dated as of May 19, 2014, and that certain Amendment No. 8 to Credit Agreement and Waiver dated as of February 20, 2015 (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, Borrowers, Agent and Lenders have agreed to amend the Credit Agreement in certain respects;

NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement.

2. Amendments to Credit Agreement: Subject to the satisfaction of the conditions set forth in Section 7 below, and in reliance upon the representations and warranties of Borrowers set forth in Section 8 below, the Credit Agreement is hereby amended as follows:

(a) Section 2.2 of the Credit Agreement is hereby amended and restated in its entirety as follows:

2.2 [Intentionally Omitted].

(b) Clause (b) of Section 2.10 of the Credit Agreement is hereby amended to replace the reference to “0.50%” with “0.375%”.

(c) Clause (ii) of Section 2.11(a) of the Credit Agreement is hereby amended to replace the reference to “$10,000,000” with “$25,000,000”.

(d) Section 6.9(b) of the Credit Agreement is hereby amended to replace each reference to “25%” with “20%”.

(e) Section 7.2 of the Credit Agreement is hereby amended to replace the reference to “$4,000,000” with “10% of the Maximum Revolver Amount”.

(f) Schedule C-1 of the Credit Agreement is hereby replaced in its entirety with Schedule C-1 attached hereto.

(g) The grid in the definition of “Base Rate Margin” set forth in Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety as follows:

Level	Quarterly Average Excess Availability Amount	Base Rate Margin for Advances
I	Greater than $45,000,000	0.25 percentage points
II	Less than or equal to $45,000,000 but greater than $30,000,000	0.50 percentage points
III	Less than or equal to $30,000,000 but greater than $15,000,000	0.75 percentage points
IV	Less than or equal to $15,000,000	1.00 percentage points

(h) Clause (b)(iii) of the definition of “Borrowing Base” set forth in Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety as follows:

(iii) 150% of the amount of the credit availability created by clause (a) above, minus

(i) Clause (c) of the definition of “Fixed Charges” set forth in Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety as follows:

(c) all federal, state, and local income taxes paid in cash during such period, and

(j) The grid in the definition of “LIBOR Rate Margin” set forth in Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety as follows:

Level	Quarterly Average Excess Availability Amount	LIBOR Rate Margin for Advances
I	Greater than $45,000,000	1.75 percentage points
II	Less than or equal to $45,000,000 but greater than $30,000,000	2.00 percentage points

Level	Quarterly Average Excess Availability Amount	LIBOR Rate Margin for Advances
III	Less than or equal to $30,000,000 but greater than $15,000,000	2.25 percentage points
IV	Less than or equal to $15,000,000	2.50 percentage points

(k) The definition of “Maximum Revolver Amount” set forth in Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety as follows:

“Maximum Revolver Amount” means $60,000,000, as decreased by the amount of reductions in the Revolver Commitments made in accordance with Section 2.4(c) of the Agreement.

3. Fee. In consideration of this Amendment, Borrowers shall pay to Agent (for the benefit of Lenders) a fee of $20,000 which shall be nonrefundable and fully earned on the date hereof.

4. [Intentionally Omitted].

5. Continuing Effect. Except as expressly set forth in Section 2 of this Amendment, nothing in this Amendment shall constitute a modification or alteration of the terms, conditions or covenants of the Credit Agreement or any other Loan Document, or a waiver of any other terms or provisions thereof, and the Credit Agreement and the other Loan Documents shall remain unchanged and shall continue in full force and effect, in each case as amended hereby.

6. Reaffirmation and Confirmation. Each Borrower hereby ratifies, affirms, acknowledges and agrees that the Credit Agreement and the other Loan Documents represent the valid, enforceable and collectible obligations of Borrowers, and further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Credit Agreement or any other Loan Document. Each Borrower hereby agrees that this Amendment in no way acts as a release or relinquishment of the Liens and rights securing payments of the Obligations. The Liens and rights securing payment of the Obligations are hereby ratified and confirmed by each Borrower in all respects.

7. Conditions to Effectiveness.

(a) This Amendment shall become effective upon the satisfaction of each of the following conditions precedent, each in form and substance acceptable to Agent:

(i) Agent shall have received a fully executed copy of this Amendment in form and substance acceptable to Agent, together with such other documents, agreements, opinions and instruments as Agent may require or reasonably request;

(ii) Borrowers shall have paid the fee to Agent set forth in Section 3 above, and

(iii) No Default or Event of Default shall have occurred and be continuing on the date hereof or as of the date of the effectiveness of this Amendment.

8. Representations and Warranties. In order to induce Agent and Lenders to enter into this Amendment, Borrowers hereby jointly and severally represent and warrant to Agent and Lenders that, after giving effect to this Amendment:

(a) All representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date of this Amendment, in each case as if then made, other than representations and warranties that expressly relate solely to an earlier date;

(b) No Default or Event of Default has occurred and is continuing; and

(c) This Amendment and the Credit Agreement, as modified hereby, constitute legal, valid and binding obligations of each Borrower and are enforceable against each Borrower in accordance with their respective terms.

9. Miscellaneous.

(a) Expenses. Borrowers jointly and severally agree to pay on demand all Lender Group Expenses of Agent (including, without limitation, the fees and expenses of outside counsel for Agent) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided herein shall survive any termination of this Amendment and the Credit Agreement as modified hereby.

(b) Governing Law. This Amendment shall be a contract made under and governed by the internal laws of the State of California. The choice of law and venue, jury trial waiver and California judicial reference provisions set forth in Section 12 of the Credit Agreement are incorporated herein by reference and shall apply in all respects to this Amendment.

(c) Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by facsimile or other electronic delivery shall be equally effective as delivery of an original executed counterpart of this Amendment.

10. Release.

(a) In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Borrower and each other Loan Party (by its execution and delivery of the attached Consent and Reaffirmation), on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and Lenders, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, each Lender and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which any such Loan Party or any of their respective successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever in relation to, or in any way in connection with any of the Credit Agreement, or any of the other Loan Documents or transactions thereunder or related thereto which arises at any time on or prior to the day and date of this Amendment.

(b) Each Borrower and each other Loan Party (by its execution and delivery of the attached Consent and Reaffirmation) warrants, represents and agrees that it is fully aware of California Civil Code Section 1542, which provides as follows:

SEC. 1542. GENERAL RELEASE. A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

Each Borrower and each other Loan Party (by its execution and delivery of the attached Consent and Reaffirmation) hereby expressly waives the provisions of California Civil Code Section 1542, and any rights they may have to invoke the provisions of that statute now or in the future with respect to the Claims being released pursuant to this Section 10. In connection with the foregoing waiver and relinquishment, each Borrower and each other Loan Party (by its execution and delivery of the attached Consent and Reaffirmation) acknowledges that they are aware that they or their attorneys or others may hereafter discover claims or facts in addition to or different from those which the parties now know or believe to exist with respect to the subject matter of the Claims being released hereunder, but that it is nevertheless the intention of each Borrower and each other Loan Party (by its execution and delivery of the attached Consent and Reaffirmation) to fully, finally and forever settle, release, waive and discharge all of the Claims which are being released pursuant to this Section 10. The release given herein shall remain in effect as a full and complete general release, notwithstanding the discovery or existence of any such additional or different claims or facts.

(c) Each Borrower and each other Loan Party (by its execution and delivery of the attached Consent and Reaffirmation) understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(d) Each Borrower and each other Loan Party (by its execution and delivery of the attached Consent and Reaffirmation) agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.

REG SERVICES GROUP, LLC, an Iowa limited liability company

By:
Name:
Title:

REG MARKETING & LOGISTICS GROUP, LLC, an Iowa limited liability company

By:
Name:
Title:

Signature Page to Amendment No. 9 to Credit Agreement

WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company, as Agent and as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 9 to Credit Agreement

CONSENT AND REAFFIRMATION

Renewable Energy Group, Inc., a Delaware corporation, as a Guarantor, REG Houston, LLC, a Texas limited Liability company, as a Plant Loan Party, REG Geismer, LLC, a Delaware limited liability company, as a Plant Loan Party, REG Albert Lea, LLC, an Iowa limited liability company, as a Plant Loan Party, and REG New Boston, LLC, an Iowa limited liability company, as a Plant Loan Party (each of the foregoing, a “Loan Party”) hereby (i) acknowledges receipt of a copy of the foregoing Amendment No. 9 to Credit Agreement (terms defined therein and used, but not otherwise defined, herein shall have the meanings assigned to them therein); (ii) consents to each Borrower’s execution and delivery thereof; (iii) agrees to be bound thereby, including Section 10 of the foregoing Amendment No. 9 to Credit Agreement; and (iv) affirms that nothing contained therein shall modify in any respect whatsoever any Loan Documents to which the undersigned is a party and reaffirms that each such Loan Document is and shall continue to remain in full force and effect. Although each Loan Party has been informed of the matters set forth herein and has acknowledged and agreed to same, each Loan Party understands that Agent and Lenders have no obligation to inform such Loan Party of such matters in the future or to seek such Loan Party’s acknowledgment or agreement to future consents, amendments or waivers, and nothing herein shall create such a duty.

RENEWABLE ENERGY GROUP, INC., a Delaware corporation, as a Guarantor

By:
Name:
Title:

REG HOUSTON, LLC, a Texas limited liability company, as a Plant Loan Party

By:
Name:
Title:

REG GEISMER, LLC, a Delaware limited liability company, as a Plant Loan Party

By:
Name:
Title:

Consent and Reaffirmation to Amendment No. 9 to Credit Agreement

REG ALBERT LEA, LLC, an Iowa limited liability company, as a Plant Loan Party

By:
Name:
Title:

REG NEW BOSTON, LLC, an Iowa limited liability company, as a Plant Loan Party

By:
Name:
Title:

Consent and Reaffirmation to Amendment No. 9 to Credit Agreement

Schedule C-1

Commitments

Lender	Revolver Commitment	Total Commitment
Wells Fargo Capital Finance, LLC	$60,000,000	$60,000,000
All Lenders	$60,000,000	$60,000,000